SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2003

INDUS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

3301 Windy Ridge Parkway, Atlanta, Georgia 30339
(Addresses of Principal Executive Offices, including Zip Code)

(770) 952-8444

(Registrant’s Telephone Number, including Area Code)

SIGNATURE
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release, dated April 10, 2003.

Item 8.   Change in Fiscal Year.

     On March 28, 2003, the Board of Directors of Indus International, Inc. (the “Company”) determined that it was in the best interests of the Company to change the fiscal year end of the Company from December 31 to March 31, effective immediately. The Company will file an Annual Report on Form 10-K with the Securities and Exchange Commission with regard to the three month transition period ending March 31, 2003. Additional information with regard to the foregoing is contained in the press release attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS INTERNATIONAL, INC.

/s/ Jeffrey A. Babka
Name: Title:	Jeffrey A. Babka Executive Vice President Finance and Administration and Chief Financial Officer

Date: April 10, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 10, 2003